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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 27, 1998
                                                  -----------------

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             OHIO                       0-27202                34-1803229
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
        of incorporation)                                   Identification No.)

2307 EAST AURORA ROAD, SUITE ONE, TWINSBURG, OHIO                      44087
--------------------------------------------------------------------------------
    (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code      330 / 963-6680
                                                  --------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

On February 27, 1998, Advanced Lighting Technologies, Inc. ("ADLT") announced that it proposes to offer a new issue of $100 million of Senior Notes due 2008 in an unregistered offering. ADLT's press release, dated February 27, 1998, relating to the proposed offering and issued pursuant to Rule 135c under the Securities Act of 1933, as amended, is attached hereto as Exhibit 99.1.

On March 3, 1998, ADLT issued a press release concerning certain matters related to its Microsun subsidiary and certain anticipated charges against third quarter earnings. ADLT's press release, dated March 3, 1998, is attached hereto as Exhibit 99.2.

In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (FAS) No. 128, "Earnings Per Share." FAS No. 128 replaced the previously reported primary and fully diluted earnings per share with basic earnings per share and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. The Company adopted FAS No. 128 in the quarter ended December 31, 1997.

This filing presents earnings per share pursuant to the requirements of FAS No. 128 by amending the previously reported earnings per share in the following:

        1. The Company's Annual Report on Form 10-K for the year ended June 30, 1997

        2. The Company's Quarterly Report on Form 10-Q for quarter ended September 30, 1997

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SELECTED FINANCIAL DATA

The following table contains certain selected financial data of Advanced Lighting Technologies, Inc. and its consolidated subsidiaries for each of the years in the five-year period ended June 30, 1997. The selected financial data is qualified by reference to the consolidated financial statements and other information incorporated by reference in Advanced Lighting Technologies, Inc. Annual Report on Form 10-K for each of the five years in the period ended June 30, 1997.

                                                                 Year Ended June 30,
                                                 ---------------------------------------------------
                                                  1997       1996       1995       1994       1993
                                                 -------    -------    -------    -------    -------
INCOME STATEMENT DATA
Net sales......................................  $86,490    $54,636    $40,767    $30,938    $25,455

Costs and expenses:
  Cost of sales................................   45,738     29,164     21,899     17,253     17,033
  Marketing and selling........................   15,434      8,755      6,381      4,472      2,648
  Research and development.....................    5,804      3,000      1,673      1,006      1,166
  General and administrative...................    7,184      6,152      5,452      3,928      2,852
  Settlement of claims.........................      771      2,732         --         --         --
  Consumer product advertising.................      398         --         --         --         --
  Fiber optic joint venture formation costs....      286         --         --         --         --
  Amortization of intangible assets............      406         90         55         55         55
  Restructuring................................       --         --       (121)       852      7,152
                                                 -------    -------    -------    -------    -------
Income from operations.........................   10,469      4,743      5,428      3,372     (5,451)

Other income (expense):
  Interest expense.............................   (1,513)    (1,548)    (2,107)    (2,113)      (901)
  Interest income..............................      845        232         33         18         18
                                                 -------    -------    -------    -------    -------
Income before income taxes and
  extraordinary items..........................    9,801      3,427      3,354      1,277     (6,334)
Provision for income taxes.....................    2,697        910        212         71         48
                                                 -------    -------    -------    -------    -------
Income before extraordinary items..............    7,104      2,517      3,142      1,206     (6,382)
Extraordinary (charge) credit-net..............       --       (135)      (253)        --     11,368
                                                 -------    -------    -------    -------    -------
Net income.....................................  $ 7,104    $ 2,382    $ 2,889    $ 1,206    $ 4,986
                                                 =======    =======    =======    =======    =======
Earnings (loss) per share-basic
  Before extraordinary item....................  $   .54    $   .13    $   .11    $   .14    $ (1.03)
  Extraordinary item...........................       --       (.02)      (.04)        --       1.56
                                                 -------    -------    -------    -------    -------
  Net earnings per share-basic.................  $   .54    $   .11    $   .07    $   .14    $   .53
                                                 =======    =======    =======    =======    =======
Shares used for computing per
  per share amounts-basic......................   13,269      9,207      7,282      7,282      7,282
                                                 =======    =======    =======    =======    =======
Earnings (loss) per share-diluted
  Before extraordinary item....................  $   .52    $   .12    $   .10    $   .13    $  (.96)
  Extraordinary item...........................       --       (.01)      (.03)        --       1.45
                                                 -------    -------    -------    -------    -------
  Net earnings per share-diluted...............  $   .52    $   .11    $   .07    $   .13    $   .49
                                                 =======    =======    =======    =======    =======
Shares used for computing per
  per share amounts-diluted....................   13,558      9,479      7,818      7,818      7,818
                                                 =======    =======    =======    =======    =======


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
EARNINGS PER SHARE COMPUTATION

The following table sets forth the computation of basic and diluted earnings per share for the years ended June 30, 1997, 1996 and 1995;

                                                                                   Year Ended June 30,
                                                                                -------------------------
                                                                                1997       1996      1995
                                                                                ----       ----      ----
Income available to common shareholders:
  Income before extraordinary charge......................................... $ 7,104    $ 2,517    $ 3,142
  Less:  Preferred stock dividends(1)........................................     -          -           58
         Increase in warrants' value(2)......................................     -        1,350      2,302
                                                                              -------    -------    -------
  Income before extraordinary charges attributable to common shareholders.....$ 7,104    $ 1,167    $   782
                                                                              =======    =======    =======
  Net Income................................................................. $ 7,104    $ 2,382    $ 2,889
  Less:  Preferred stock dividends(1)........................................     -          -           58
         Increase in warrants' value(2)......................................     -        1,350      2,302
                                                                              -------    -------    -------
  Net Income attributable to common shareholders............................. $ 7,104    $ 1,032    $   529
                                                                              =======    =======    =======

Weighted average shares
  Basic:
    Outstanding at beginning of period.......................................  10,844      7,282      7,282
    Issued pursuant to public offering.......................................   2,327      1,601        -
    Issued upon conversion of warrant........................................     -          296        -
    Issued in acquisitions...................................................      41        -          -
    Issued for exercise of stock options.....................................      22        -          -
    Issued during the period in exchange of subsidiary stock.................     -           20        -
    Issuable in connection with an acquisition...............................      35          8        -
                                                                              -------    -------    -------
      Basic weighted average shares..........................................  13,269      9,207      7,282
                                                                              =======    =======    =======
  Diluted
    Basic from above.........................................................  13,269      9,207      7,282
    Common share equivalents.................................................     289        272        536
                                                                              -------    -------    -------
      Diluted weighted average shares........................................  13,558      9,479      7,818
                                                                              =======    =======    =======

Earnings (loss) per share:
  Basic:
    Earnings before extraordinary charge..................................... $   .54    $   .13    $   .11
    Extraordinary charge.....................................................     -         (.02)      (.04)
                                                                              -------    -------    -------
    Basic earnings per share................................................. $   .54    $   .11    $   .07
                                                                              =======    =======    =======
  Diluted:
    Earnings before extraordinary charge..................................... $   .52    $   .12    $   .10
    Extraordinary charge.....................................................     -         (.01)      (.03)
                                                                              -------    -------    -------
    Diluted earnings per share............................................... $   .52    $   .11    $   .07
                                                                              =======    =======    =======

(1) The preferred stock dividends represent cumulative dividends in arrears. No dividends were declared on the preferred stock in any of the years presented. The cumulative dividends in arrears were paid to the preferred shareholders when the related preferred shares were redeemed in October 1994.

(2) The warrants were redeemed in fiscal 1996.


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QUARTERLY EARNINGS PER SHARE DATA

Basic and diluted earnings per share for the quarters ended December 31, 1997 and September 30, 1997 and all quarterly periods during the fiscal years ended June 30, 1997 and 1996, are presented below:

                                          Three Months Ended Fiscal 1998
                                     --------------------------------------
                                     June 30    Mar 31    Dec 31    Sept 30
                                     -------    ------    ------    -------
Basic earnings per share                                   $ .17      $.15
                                                           =====      ====

Diluted earnings per share                                 $ .17      $.15
                                                           =====      ====

                                          Three Months Ended Fiscal 1997
                                     --------------------------------------
                                     June 30    Mar 31    Dec 31    Sept 30
                                     -------    ------    ------    -------

Basic earnings per share               $.19      $.14     $ .09      $.11
                                       ====      ====     =====      ====

Diluted earnings per share             $.19      $.14     $ .08      $.11
                                       ====      ====     =====      ====

                                          Three Months Ended Fiscal 1996
                                     --------------------------------------
                                     June 30    Mar 31    Dec 31    Sept 30
                                     -------    ------    ------    -------

Basic earnings (loss) per share:
  Before extraordinary charge          $.14      $.14      $(.35)     $.13
  Extraordinary charge                   -       (.00)      (.01)       -
                                       ----      ----      -----      ----
Basic earnings (loss) per share:       $.14      $.14      $(.36)     $.13
                                       ====      ====      =====      ====
Diluted earnings (loss) per share:
  Before extraordinary charge          $.14      $.14      $(.33)     $.12
  Extraordinary charge                   -       (.00)      (.01)       -
                                       ----      ----      -----      ----
Diluted earnings (loss) per share:     $.14      $.14      $(.34)     $.12
                                       ====      ====      =====      ====

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
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.             Description of Exhibits                       Page No.
-----------             -----------------------                       --------

99.1         Press release of Advanced Lighting Technologies, Inc.        8
             dated February 27, 1998, issued pursuant to Rule 135c under the Securities Act of 1933, as amended.

99.2         Press release of Advanced Lighting Technologies, Inc.        9
             dated March 3, 1998.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADVANCED LIGHTING TECHNOLOGIES, INC.


Date March 3, 1998                    By:     /s/ Wayne R. Hellman
     -------------                       ---------------------------------
                                                  Wayne R. Hellman
                                               Chief Executive Officer

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                                EXHIBIT INDEX

EXHIBIT nO.             DESCRIPTION OF EXHIBITS                       PAGE NO.
-----------             -----------------------                       --------

99.1         Press release of Advanced Lighting Technologies, Inc.        8
             dated February 27, 1998, issued pursuant to Rule 135c under the Securities Act of 1933, as amended.

99.2         Press release of Advanced Lighting Technologies, Inc.        9
             dated March 3, 1998.

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